                                                                   EXHIBIT 23
                                                                   ----------


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997, 33-46998,
33-58159, 333-18671, 333-60735, 333-83207, and 333-57988.

                                                      /s/ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 28, 2002